UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09637

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
BlackRock Event Driven Equity Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:    John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 05/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2023

2023 Annual Report

BlackRock Event Driven Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended May 31, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced, while emerging market stocks declined substantially, pressured by higher interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the Fed is likely to keep rates high for an extended period to get inflation under control. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt. Resolution of the debt ceiling standoff late in the period eliminated one source of uncertainty, but the relatively modest spending cuts won’t move the needle on the government’s substantial debt burden.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. While we are neutral on credit overall amid tightening credit and financial conditions, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	3.33%	2.92%

U.S. small cap equities (Russell 2000® Index)	(6.53)	(4.68)

International equities (MSCI Europe, Australasia, Far East Index)	6.89	3.06

Emerging market equities (MSCI Emerging Markets Index)	(0.37)	(8.49)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.16	3.16

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.78	(3.65)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.00	(2.14)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.94	0.49

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.01	0.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2023	BlackRock Event Driven Equity Fund

Investment Objective

BlackRock Event Driven Equity Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes underperformed its primary benchmark, the Russell 1000® Index. For the same period all of the Fund’s share classes underperformed its secondary benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

The Fund is an absolute return strategy managed to a cash benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index. The Fund is diversified across hard catalyst (primarily publicly announced mergers), soft catalyst (companies undergoing meaningful corporate events), and credit opportunities.

The Fund’s multi-strategy, highly hedged, catalyst-driven approach largely proved beneficial in navigating a turbulent period. However, Fund performance was particularly challenged in the last month of the period as two investments experienced notable idiosyncratic developments.

The Fund’s largest detractor during the period was an investment in the TD Bank / First Horizon transaction. Late in the period, the companies announced they had agreed to terminate the merger as TD would not be able to close in a timely manner due to inquiries from a regulator unrelated to the merger, the details of which remain undisclosed. Positioning in the DuPont / Rogers merger also weighed on return. In November 2022, DuPont served notice of termination of transaction as the companies had not yet been able to obtain regulatory approval in China. Lastly, soft catalyst positioning in Danaher further detracted from performance during the period, as poor guidance at a lower quality peer introduced misguided concerns on the company’s outlook, overshadowing Danaher management’s positive earnings and guidance to the contrary. Furthermore, late in the period, anchor position Catalent negatively pre-announced earnings due to transient manufacturing issues.

The largest contributor to performance over the 12-month period was a hard catalyst investment in the NortonLifeLock / Avast transaction. The merger successfully completed during the period after receiving final regulatory approval from U.K. regulators after the culmination of a Phase 2 regulatory review. Soft catalyst positioning in Coty also contributed to performance as transformation at the company under CEO and change agent Sue Nabi continued to manifest. The new CEO is driving structural changes to the business, margins and asset portfolio on top of deleveraging and select brand repositioning. A positive operations announcement, underscored by above expectation quarterly results, highlighted both growth and margin performance. Finally, soft catalyst positioning in the idiosyncratic transformations taking place at both Arconic and Howmet further contributed to Fund performance during the period. Both Howmet and Arconic’s outperformance were driven by idiosyncratic catalysts reflecting significant operational opportunities across growth, cost, margins and capital structure. Each recently reported solid results that highlight the operational and financial opportunity within the companies’ assets. Furthermore, the market has begun to appreciate the long-term value creation opportunity in front of Arconic. In early May 2023, Arconic entered into an agreement to be acquired by Apollo in a take-private deal valued at a premium of $5.2 billion.

Describe recent portfolio activity.

Merger spreads were elevated through the period as both interest rates and risk premia reset to a higher paradigm. Mergers and acquisitions (“M&A”) activity remained muted, as macroeconomic uncertainty, the persistent rise of interest rates, geopolitical tensions, and global regulatory pressures continued to be headwinds for dealmaking. Going forward, CEO confidence is likely to improve as the macro picture becomes less unclear and strategic buyers face continued pressure to create value through transactions amid a challenging organic growth environment. Additionally, the need for CEOs to address a post-COVID paradigm will likely continue to spur M&A activity. Market volatility throughout the period served to heighten mispricing opportunities in soft catalyst investments. Turbulence often generates mispricing, and the Fund’s hedging paradigm helps isolate a position’s catalyst driven, idiosyncratic alpha buried within the noise of the market. Corporate credit continued to become more attractive, most notably the high yield market based on total return potential, improving business fundamentals, and supply/demand dynamics.

Over the period the Fund shifted capital across the three sub-strategies, increasing exposure to credit opportunities while largely maintaining soft catalyst exposure. Hard catalyst exposure decreased during the period as a function of deals maturing. Despite the risk of incremental market stress and uncertainty in markets broadly, the Fund’s bottom-up, catalyst driven approach should continue to help capture strong mispricing opportunities across the catalyst spectrum in a highly hedged and uncorrelated manner.

The Fund maintains a liquidity buffer or an excess cash amount of approximately 80-85% of net assets, which may be higher or lower at any given time. Cash balances are invested in BlackRock Liquidity Funds T-Fund, which invests in U.S. Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash.

The Fund held derivatives during the period as part of its investment strategy. Total Return Swaps are used by the Fund as the primary instrument to gain exposure to merger arbitrage situations. As a result, cash and cash equivalents are not representative of unencumbered cash. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

Describe portfolio positioning at period end.

The Fund remained diversified across the spectrum of corporate events. The Fund was comprised of 77 investments at the end of the period, with roughly 47% of the Fund’s Long Market Value invested in hard catalyst opportunities, 35% in soft catalyst and 18% in credit. From a geographical perspective, the Fund’s exposure was concentrated in the U.S., with about 87% of the Fund’s gross exposure in North America, 10% in Europe and about 3% in Asia Pacific. The Fund remained diversified across sectors and market capitalizations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Event Driven Equity Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund’s total returns prior to May 8, 2015 are the returns of the Fund when it utilized different investment strategies under the name BlackRock Large Cap Core Plus Fund.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

(d)

An unmanaged index that measures returns of 3-month Treasury Bills. On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”). Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the Index.

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(0.65)%	N/A	3.61%	N/A	5.35%	N/A
Investor A	(0.94)	(6.14)%	3.36	2.26%	5.09	4.52%
Investor C	(1.52)	(2.48)	2.61	2.61	4.48	4.48
Russell 1000® Index	2.45	N/A	10.61	N/A	11.76	N/A
ICE BofA 3-Month U.S. Treasury Bill Index	3.16	N/A	1.50	N/A	0.94	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund’s total returns prior to May 8, 2015 are the returns of the Fund when it utilized different investment strategies under the name BlackRock Large Cap Core Plus Fund.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$984.80	$5.61		$1,000.00	$1,019.28	$5.71		1.13%
Investor A	1,000.00	983.60	6.73		1,000.00	1,018.15	6.84		1.36
Investor C	1,000.00	980.40	10.53		1,000.00	1,014.30	10.71		2.13

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2023 (continued)	BlackRock Event Driven Equity Fund

Portfolio Information

SECTOR ALLOCATION

	Percent of Total Investments(a)
Sector(b)	Long	Short		Total
Health Care	26.1%	0.8%		26.9%
Investment Companies	6.4	9.8		16.2
Information Technology	11.3	2.9		14.2
Industrials	12.2	0.6		12.8
Materials	5.2	2.0		7.2
Real Estate	2.8	2.4		5.2
Energy	4.7	—(c	)	4.7
Communication Services	4.1	—(c	)	4.1
Consumer Staples	3.9	—		3.9
Consumer Discretionary	3.8	—(c	)	3.8
Financials	0.9	0.1		1.0
Utilities	—(c )	—		—(c)

	81.4%	18.6%		100.0%

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Less than 0.1%.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments May 31, 2023	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.4%
Howmet Aerospace, Inc.	3,927,223	$167,888,783

Automobile Components — 0.1%
Atmus Filtration Technologies, Inc.(a)	348,532	7,228,554

Automobiles — 0.0%
Rivian Automotive, Inc., Class A(a)	92,880	1,368,122

Banks — 0.0%
Valley National Bancorp	124,958	922,190

Biotechnology — 0.0%
Gracell Biotechnologies, Inc., ADR(a)	64,671	177,199
Lyell Immunopharma, Inc.(a)(b)	21,832	69,644

		246,843

Broadline Retail — 0.0%
ContextLogic, Inc., Class A(a)	2,147	15,050

Capital Markets — 0.0%
Robinhood Markets, Inc., Class A(a)	61,943	552,532

Chemicals — 1.7%
Akzo Nobel NV	26,851	2,023,979
Axalta Coating Systems Ltd.(a)	542,821	15,747,237
Dow, Inc.	6,115	298,290
DuPont de Nemours, Inc.	310,094	20,835,216
International Flavors & Fragrances, Inc.	205,313	15,868,642
Olin Corp.	940,520	44,496,001
Sherwin-Williams Co.	71,975	16,394,466

		115,663,831

Commercial Services & Supplies — 0.8%
ACV Auctions, Inc., Class A(a)	49,026	835,403
GFL Environmental, Inc.	1,522,950	55,039,413

		55,874,816

Consumer Finance — 0.0%
Lufax Holding Ltd., ADR	709,639	908,338

Diversified Consumer Services — 0.0%
Duolingo, Inc., Class A(a)(b)	7,230	1,081,391

Electronic Equipment, Instruments & Components — 0.2%
Keysight Technologies, Inc.(a)	89,799	14,529,478

Entertainment — 0.1%
Netflix, Inc.(a)	20,067	7,931,080
ROBLOX Corp., Class A(a)	32,829	1,374,222

		9,305,302

Financial Services — 0.0%
Remitly Global, Inc.(a)	68,590	1,257,941
Toast, Inc., Class A(a)(b)	48,454	1,016,080

		2,274,021

Food Products — 0.0%
Sovos Brands, Inc.(a)	143,939	2,733,402

Ground Transportation — 0.1%
Hertz Global Holdings, Inc.(a)	227,500	3,567,200

Health Care Equipment & Supplies — 0.6%
Cooper Cos., Inc.(b)	8,231	3,058,063
Envista Holdings Corp.(a)	1,324,427	42,235,977
Talis Biomedical Corp.(a)	10,370	5,086

		45,299,126

Health Care Providers & Services — 0.7%
Brookdale Senior Living, Inc.(a)(b)	6,558,190	22,625,756

Security	Shares	Value

Health Care Providers & Services (continued)
Cigna Group	94,311	$23,333,485
Elevance Health, Inc.	2,711	1,214,040
Innovage Holding Corp.(a)(b)	48,102	323,726

		47,497,007

Health Care REITs — 0.3%
Welltower, Inc.	260,978	19,471,569

Health Care Technology — 0.0%
Definitive Healthcare Corp., Class A(a)(b)	234,611	2,285,111

Hotels, Restaurants & Leisure — 0.6%
Caesars Entertainment, Inc.(a)	1,055,045	43,267,395
Dutch Bros, Inc., Class A(a)(b)	3,626	102,833
Sweetgreen, Inc., Class A(a)	106,005	1,010,228

		44,380,456

Insurance — 0.0%
Root, Inc., Class A(a)	1,329	6,392

Interactive Media & Services — 0.1%
Meta Platforms, Inc., Class A(a)	35,545	9,409,472

IT Services — 0.3%
Cloudflare, Inc., Class A(a)	83,290	5,760,336
Shopify, Inc., Class A(a)	95,131	5,440,542
Snowflake, Inc., Class A(a)	31,707	5,243,069
Thoughtworks Holding, Inc.(a)	121,598	1,001,968

		17,445,915

Life Sciences Tools & Services — 2.0%
Danaher Corp.	319,578	73,381,500
QIAGEN NV(a)	1,315,518	59,582,550
Sotera Health Co.(a)	472,643	6,659,540

		139,623,590

Media — 0.2%
Charter Communications, Inc., Class A(a)(b)	44,073	14,374,409

Metals & Mining — 0.4%
Arconic Corp.(a)	913,965	26,422,728

Office REITs — 0.0%
Orion Office REIT, Inc.	1,964	10,900

Oil, Gas & Consumable Fuels — 3.6%
DCP Midstream LP	5,608,323	233,250,154
Williams Cos., Inc.	613,600	17,585,776

		250,835,930

Personal Care Products — 1.5%
Coty, Inc., Class A(a)(b)	7,166,463	77,684,459
Kenvue, Inc.(a)	976,849	24,509,141

		102,193,600

Pharmaceuticals — 0.5%
Catalent, Inc.(a)	569,678	21,209,112
Elanco Animal Health, Inc.(a)	1,798,841	14,660,554

		35,869,666

Professional Services — 0.1%
Legalzoom.com, Inc.(a)	194,913	2,181,076
Sterling Check Corp.(a)(b)	333,250	4,508,873

		6,689,949

Retail REITs — 0.0%
Realty Income Corp.	19,311	1,147,846

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Semiconductors & Semiconductor Equipment — 0.6%
GLOBALFOUNDRIES, Inc.(a)(b)		549,413	$32,047,260
Lattice Semiconductor Corp.(a)(b)		150,457	12,233,659

			44,280,919

Software — 2.1%
Crowdstrike Holdings, Inc., Class A(a)		46,562	7,455,973
DoubleVerify Holdings, Inc.(a)(b)		2,331,660	81,304,984
Elastic NV(a)		92,607	6,743,642
Enfusion, Inc., Class A(a)		38,787	308,744
EngageSmart, Inc.(a)		108,040	2,050,599
Five9, Inc.(a)		69,769	4,612,429
ForgeRock, Inc., Class A(a)		133,586	2,689,086
Freshworks, Inc., Class A(a)		74,185	1,169,156
Gitlab, Inc., Class A(a)		34,237	1,265,399
Informatica, Inc., Class A(a)		539,494	9,527,464
ON24, Inc.		47,356	378,374
Riskified Ltd., Class A(a)		11,398	58,130
Salesforce, Inc.(a)		38,016	8,492,014
ServiceNow, Inc.(a)		14,723	8,020,796
Tuya, Inc., ADR(a)(b)		65,923	130,528
Unity Software, Inc.(a)		81,608	2,425,390
Workday, Inc., Class A(a)		34,621	7,339,306
Zoom Video Communications, Inc., Class A(a)		58,307	3,914,149

			147,886,163

Specialty Retail — 0.1%
ATRenew, Inc., ADR(a)		284,957	795,030
Bath & Body Works, Inc.		153,609	5,413,181
Carvana Co., Class A(a)		54,220	700,523

			6,908,734

Textiles, Apparel & Luxury Goods — 0.1%
On Holding AG, Class A(a)(b)		121,642	3,339,073

Tobacco — 0.0%
RLX Technology, Inc., ADR(a)		398,834	682,006

Trading Companies & Distributors — 0.1%
Azelis Group NV		133,471	3,275,026

Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc.(a)		51,210	7,028,573

Total Common Stocks — 19.4% (Cost: $1,161,515,662)			1,360,524,013

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.4%
Bombardier, Inc.
7.50%, 03/15/25(c)	USD	1,076	1,076,989
7.13%, 06/15/26(c)		20,669	20,269,493
6.00%, 02/15/28(c)		5,291	4,879,700
TransDigm, Inc., 4.63%, 01/15/29		3,670	3,252,757

			29,478,939

Chemicals — 0.1%
Iris Holding, Inc., 10.00%, 12/15/28(c)		5,000	3,750,000

Consumer Finance — 0.0%
SoFi Technologies, Inc., 0.00%, 10/15/26(c)(d)(e)		4,126	3,082,122

Diversified Consumer Services — 0.3%
Sotheby’s, 7.38%, 10/15/27(c)		24,457	21,430,926

Security		Par (000)	Value

Electric Utilities — 0.0%
Energy Harbor Corp. Escrow, 0.01%, 01/06/34(a)(f)(g)	USD	5,000	$1

Financial Services — 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp., 7.38%, 03/01/31(c)		9,722	9,305,445

Health Care Equipment & Supplies — 0.3%
Envista Holdings Corp., 2.38%, 06/01/25(d)		12,333	19,663,735

Health Care Providers & Services — 0.4%
Brookdale Senior Living, Inc., 2.00%, 10/15/26(d)		7,904	6,045,888
CHS/Community Health Systems, Inc., 5.63%, 03/15/27(c)		7,497	6,417,298
Tenet Healthcare Corp.
4.63%, 07/15/24		1,500	1,500,000
4.25%, 06/01/29		13,767	12,362,630

			26,325,816

Hotels, Restaurants & Leisure — 0.7%
Caesars Entertainment, Inc.
6.25%, 07/01/25(c)		32,838	32,738,951
8.13%, 07/01/27(c)		11,135	11,346,455
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 4.63%, 01/15/29(c)		9,500	8,291,790

			52,377,196

IT Services — 0.1%
Block, Inc., 0.25%, 11/01/27(d)		6,053	4,615,413
Repay Holdings Corp., 0.00%, 02/01/26(c)(d)(e)		3,198	2,554,039
Shift4 Payments, Inc., 0.00%, 12/15/25(d)(e)		2,448	2,561,832

			9,731,284

Leisure Products — 0.0%
Peloton Interactive, Inc., 0.00%, 02/15/26(d)(e)		2,091	1,531,834

Machinery — 0.0%
Middleby Corp., 1.00%, 09/01/25(d)		1,989	2,305,862

Media — 0.3%
Audacy Capital Corp., 6.75%, 03/31/29(c)		6,808	170,200
Cengage Learning, Inc., 9.50%, 06/15/24(c)		4,500	4,484,835
DISH Network Corp., 11.75%, 11/15/27(c)		15,000	14,356,599
Spotify U.S.A., Inc., 0.00%, 03/15/26(d)(e)		5,784	4,927,968

			23,939,602

Metals & Mining — 0.1%
ATI, Inc., 3.50%, 06/15/25(d)		4,240	9,661,620

Personal Care Products — 0.2%
Coty, Inc., 5.00%, 04/15/26(c)		16,418	15,767,026

Professional Services — 0.1%
GrubHub Holdings, Inc., 5.50%, 07/01/27(c)		2,000	1,319,161
Upwork, Inc., 0.25%, 08/15/26(d)		3,470	2,778,082

			4,097,243

Semiconductors & Semiconductor Equipment — 0.1%
SolarEdge Technologies, Inc., 0.00%, 09/15/25(d)(e)		3,037	3,779,547

Software — 0.6%
Bentley Systems, Inc., 0.13%, 01/15/26(d)		3,616	3,582,274
BILL Holdings, Inc., 0.00%, 12/01/25(d)(e)		6,091	6,091,000
Box, Inc., 0.00%, 01/15/26(d)(e)		2,399	2,908,788
Cloud Software Group, Inc., 6.50%, 03/31/29(c)		20,809	18,401,132
RingCentral, Inc., 0.00%, 03/15/26(d)(e)		10,016	8,328,304

			39,311,498

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) May 31, 2023	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail — 0.5%
Staples, Inc.
7.50%, 04/15/26(c)	USD	23,899	$19,644,366
10.75%, 04/15/27(c)		9,152	5,611,805
Wayfair, Inc., 0.63%, 10/01/25(d)		8,595	7,047,900

			32,304,071

Wireless Telecommunication Services — 0.3%
T-Mobile U.S.A., Inc., 2.63%, 04/15/26		20,320	18,931,158

Total Corporate Bonds — 4.6% (Cost: $339,282,918)			326,774,925

Floating Rate Loan Interests(i)

Commercial Services & Supplies — 0.1%
MoneyGram International, Inc., Closing Date Term Loan, 10.64%, 06/01/30(h)		7,000	5,810,000

Health Care Equipment & Supplies — 0.7%
Medline Borrower LP, Initial Dollar Term Loan, (1 mo. LIBOR US at 0.50% Floor + 3.25%), 8.40%, 10/23/28		52,866	51,191,734

Hotels, Restaurants & Leisure — 0.4%
Carnival Corp., Initial Advance (USD), (1 mo. LIBOR US at 0.75% Floor + 3.00%), 8.15%, 06/30/25		26,920	26,659,427

Leisure Products — 0.0%
NorthPole Newco S.à r.l., Tranche B-1 Term Loan, (3 mo. LIBOR US at 0.00% Floor + 7.00%), 7.15%, 03/18/25		4,201	367,586

Passenger Airlines — 0.4%
LATAM Airlines Group S.A., Initial Term Loan, (3 mo. CME Term SOFR US at 0.50% Floor + 9.50%), 14.61%, 10/12/27		24,938	25,228,521

Personal Care Products — 0.4%
Coty, Inc., Term B USD Loan, (1 mo. CME Term SOFR US at 0.00% Floor + 2.25%), 7.41%, 04/07/25		30,296	30,154,316

Software — 0.4%
Cloud Software Group, Inc., Dollar Term B Loan (First Lien), (3 mo. CME Term SOFR US at 0.50% Floor + 4.50%), 9.50%, 03/30/29		33,590	31,047,738

Specialty Retail — 0.1%
Torrid LLC, Closing Date Term Loan, (1 mo. CME Term SOFR US at 0.75% Floor + 5.50%), 10.77%, 06/14/28		9,250	8,055,177

Total Floating Rate Loan Interests — 2.5% (Cost: $182,815,689)			178,514,499

		Shares

Investment Companies

Equity Funds — 0.0%
Altaba, Inc. Escrow(a)(g)		445,570	1,033,722

Security	Shares	Value

Fixed-Income Funds — 5.0%
iShares iBoxx High Yield Corporate Bond ETF(b)(j)	2,622,927	$194,385,120
SPDR Bloomberg High Yield Bond ETF	1,690,000	153,519,600

		347,904,720

Total Investment Companies — 5.0% (Cost: $356,858,406)		348,938,442

Preferred Securities

Preferred Stocks — 0.6%

Health Care Providers & Services — 0.1%
Brookdale Senior Living, Inc., 7.00%(d)	167,000	8,548,730

Software — 0.0%
DataRobot, Inc., Series F (Acquired 10/27/20, cost $2,186,006)(a)(g)(k)	166,337	1,084,517

Trading Companies & Distributors — 0.3%
WESCO International, Inc., Series A, 10.63%(i)(l)	741,828	19,858,736

Wireless Telecommunication Services — 0.2%
2020 Cash Mandatory Exchangeable Trust, 5.25%(c)(d)	12,256	14,015,839

Total Preferred Securities — 0.6% (Cost: $42,104,855)		43,507,822

Total Long-Term Investments — 32.1% (Cost: $2,082,577,530)		2,258,259,701

Short-Term Securities

Money Market Funds — 68.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(j)(m)	4,727,282,003	4,727,282,003
SL Liquidity Series, LLC, Money Market Series, 5.32%(j)(m)(n)	61,118,517	61,118,517

Total Short-Term Securities — 68.1% (Cost: $4,788,408,012)		4,788,400,520

Total Investments — 100.2% (Cost: $6,870,985,542)		7,046,660,221

Liabilities in Excess of Other Assets — (0.2)%		(17,093,231)

Net Assets — 100.0%		$7,029,566,990

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Convertible security.
(e)	Zero-coupon bond.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(j)	Affiliate of the Fund.
(k)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,084,517, representing 0.0% of its net assets as of period end, and an original cost of $2,186,006.

(l)	Perpetual security with no stated maturity date.
(m)	Annualized 7-day yield as of period end.
(n)	All or a portion of this security was purchased with the cash collateral from loaned securities.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Event Driven Equity Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,045,294,075	$—	$ (2,318,012,072	)(a)	$—	$—	$4,727,282,003	4,727,282,003	$190,284,284		$—

iShares iBoxx High Yield Corporate Bond ETF	35,053,697	164,599,933	—		—	(5,268,510)	194,385,120	2,622,927	5,931,208		—

SL Liquidity Series, LLC, Money Market Series	95,800,149	—	(34,713,194	)(a)	48,972	(17,410)	61,118,517	61,118,517	1,065,509	(b)	—

					$48,972	$(5,285,920)	$4,982,785,640		$197,281,001		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub- classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
NASDAQ 100 E-Mini Index	61	06/16/23	$17,447	$(2,418,635)
S&P 500 E-Mini Index	747	06/16/23	156,515	(7,535,654)

				$(9,954,289)

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) May 31, 2023	BlackRock Event Driven Equity Fund

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(v)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity
Securities
Long/Short	Monthly	Barclays Bank PLC(a)	11/22/23–01/12/24	$250,098,636	$1,223,993	(b)	$250,287,433	3.6%
	Monthly	BNP Paribas SA(c)	05/20/24	5,883,822	5,210,146	(d)	5,005,752	0.1
	At Termination	Citibank N.A.(e)	02/26/24–02/26/25	(96,778)	132,471	(f)	40,281	0.0
	At Termination	Citibank N.A.(g)	02/26/25	(223,594,098)	(25,950,578	)(h)	(249,125,340)	3.7
	At Termination	Goldman Sachs Bank USA(i)	08/19/26	33,179,914	1,984,899	(j)	34,323,892	4.5
	At Termination	JPMorgan Chase Bank N.A.(k)	09/27/23–07/02/24	1,110,489,763	(58,422,057	)(l)	1,054,750,756	17.7
	At Termination	JPMorgan Chase Bank N.A.(m)	06/28/24	43,590,510	2,283,978	(n)	45,183,885	0.6
	At Termination	Morgan Stanley & Co. International PLC(o)	03/28/25–04/12/33	147,231,991	2,286,404	(d)	149,547,883	2.8
	At Termination	Morgan Stanley & Co. International PLC(q)	02/23/26–07/06/28	(160,643,665)	10,192,273	(b)	(151,560,733)	10.9
	At Termination	Morgan Stanley & Co. International PLC(s)	05/14/30	(17,392,084)	3,778,006	(t)	(14,019,641)	0.2
	Monthly	SG Americas Securities, LLC(u)	09/05/23	21,783,193	(1,569,273)		20,213,920	0.3

					$(58,849,738)		$1,144,648,088

(b)	Amount includes $1,035,196 of net dividends and financing fees.
(d)	Amount includes $6,088,216 of net dividends and financing fees.
(f)	Amount includes $(4,588) of net dividends and financing fees.
(h)	Amount includes $(419,336) of net dividends and financing fees.
(j)	Amount includes $840,921 of net dividends and financing fees.
(l)	Amount includes $(2,683,050) of net dividends and financing fees.
(n)	Amount includes $690,603 of net dividends and financing fees.
(d)	Amount includes $(29,488) of net dividends and financing fees.
(b)	Amount includes $1,109,341 of net dividends and financing fees.
(t)	Amount includes $405,563 of net dividends and financing fees.
(v)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(a)	(c)	(e)
Range:	20-25 basis points	25 basis points	15-30 basis points
Benchmarks:	Sterling Overnight Index Average:	Sterling Overnight Index Average:	USD Overnight Bank Funding Rate
	GBP 1 Day	GBP 1 Day
USD Overnight Bank Funding Rate

	(g)	(i)	(k)
Range:	15-677 basis points	15-20 basis points	15-70 basis points
Benchmarks:	USD Overnight Bank Funding Rate	U.S. Overnight Federal Funds Effective Rate	RBA Interbank Overnight Cash Rate
USD Overnight Bank Funding Rate

	(m)	(o)	(q)
Range:	20 basis points	15-29 basis points	15-163 basis points
Benchmarks:	USD Overnight Bank Funding Rate	Provisional Overnight Tokyo Average Rate:	U.S. Overnight Federal Funds Effective Rate
JPY 1 Day
U.S. Overnight Federal Funds Effective Rate

	(s)	(u)
Range:	15 basis points	25 basis points
Benchmarks:	U.S. Overnight Federal Funds Effective Rate	Sterling Overnight Index Average:
GBP 1 Day

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Event Driven Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination dates November 22, 2023 to January 12, 2024:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Aerojet Rocketdyne Holdings, Inc.	1,629,965	$88,800,493	35.5%

Biotechnology
Horizon Therapeutics PLC	455,375	45,551,161	18.2
Prometheus Biosciences, Inc.	328,029	65,179,363	26.0

		110,730,524

Capital Markets
Focus Financial Partners, Inc., Class A	180,947	9,425,529	3.8

Health Care Technology
EMIS Group PLC	518,474	8,603,709	3.4

Life Sciences Tools & Services
Syneos Health, Inc.	786,711	32,727,178	13.1

Total Reference Entity — Long		250,287,433

Net Value of Reference Entity — Barclays Bank PLC		$250,287,433

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with BNP Paribas SA as of period end, termination date May 20, 2024:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Health Care Technology
EMIS Group PLC	301,655	$5,005,752	100.0%

Total Reference Entity — Long		5,005,752

Net Value of Reference Entity — BNP Paribas SA		$5,005,752

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates February 26, 2024 to February 26, 2025:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Metals & Mining
Newcrest Mining Ltd.	62,096	$1,047,502	2,600.5%

Total Reference Entity — Long		1,047,502

Reference Entity — Short

Common Stocks

Metals & Mining
Newmont Corp.	24,839	(1,007,221)	(2,500.5)

Total Reference Entity — Short		(1,007,221)

Net Value of Reference Entity — Citibank N.A		$40,281

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A. as of period end, termination date February 26, 2025:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Howmet Aerospace, Inc.	50,544	$2,160,756	(0.9)%

Health Care Providers & Services
Cigna Group	2,207	546,034	(0.2)
Elevance Health, Inc.	55,790	24,983,878	(10.0)

		25,529,912

Oil, Gas & Consumable Fuels
Williams Cos., Inc.	89,379	2,561,602	(1.0)

Total Reference Entity — Long		30,252,270

Reference Entity — Short

Common Stocks

Banks
Bank of America Corp.	2,110	(58,637)	0.0
JPMorgan Chase & Co.	542	(73,555)	0.1

		(132,192)

Chemicals
Air Products and Chemicals, Inc.	24	(6,459)	0.0
Albemarle Corp.	39	(7,548)	0.0
Eastman Chemical Co.	36	(2,775)	0.0
Ecolab, Inc.	27	(4,456)	0.0
Livent Corp.	46	(1,060)	0.0
LyondellBasell Industries NV, Class A	36	(3,080)	0.0

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) May 31, 2023	BlackRock Event Driven Equity Fund

	Shares	Value	% of Basket Value

Chemicals (continued)
Mosaic Co.	155	$(4,954)	0.0%
PPG Industries, Inc.	400	(52,516)	0.0

		(82,848)

Construction Materials
Martin Marietta Materials, Inc.	17	(6,767)	0.0
Vulcan Materials Co.	33	(6,451)	0.0

		(13,218)

Containers & Packaging
Avery Dennison Corp.	36	(5,801)	0.0
Ball Corp.	92	(4,707)	0.0
International Paper Co.	71	(2,090)	0.0
Sealed Air Corp.	89	(3,369)	0.0
Westrock Co.	59	(1,652)	0.0

		(17,619)

Health Care Equipment & Supplies
Becton Dickinson & Co.	6,975	(1,686,276)	0.7
Embecta Corp.	1,399	(38,710)	0.0
Hologic, Inc.	26,476	(2,088,692)	0.8

		(3,813,678)

Health Care Providers & Services
UnitedHealth Group, Inc.	7,013	(3,417,014)	1.4

Life Sciences Tools & Services
Revvity, Inc.	14,149	(1,631,663)	0.7
Agilent Technologies, Inc.	17,547	(2,029,662)	0.8
Bio-Rad Laboratories, Inc., Class A	3,501	(1,307,098)	0.5
Bruker Corp.	37,877	(2,617,301)	1.1
Illumina, Inc.	5,221	(1,026,710)	0.4
Mettler-Toledo International, Inc.	5,713	(7,551,843)	3.0
Thermo Fisher Scientific, Inc.	4,142	(2,106,041)	0.9
Waters Corp.	184	(46,224)	0.0

		(18,316,542)

Metals & Mining
Freeport-McMoRan, Inc.	207	(7,108)	0.0
Newmont Corp.	95	(3,852)	0.0
Nucor Corp.	62	(8,188)	0.0
		(19,148)

Oil, Gas & Consumable Fuels
Enbridge, Inc.	22,721	(799,779)	0.3
Kinder Morgan, Inc.	66,368	(1,069,189)	0.4

		(1,868,968)

Paper & Forest Products
Sylvamo Corp.	6	(236)	0.0

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	70,165	(8,294,205)	3.3
Analog Devices, Inc.	33,737	(5,994,727)	2.4
Applied Materials, Inc.	37,115	(4,947,429)	2.0
ASML Holding NV, NY Shares	6,077	(4,393,246)	1.8
KLA Corp.	12,991	(5,754,883)	2.3
Lam Research Corp.	10,424	(6,428,481)	2.6
Microchip Technology, Inc.	34,957	(2,630,864)	1.1
Micron Technology, Inc.	34,713	(2,367,427)	1.0
MKS Instruments, Inc.	5,244	(510,294)	0.2
Monolithic Power Systems, Inc.	2,896	(1,418,779)	0.6
ON Semiconductor Corp.	27,820	(2,325,752)	0.9

	Shares	Value	% of Basket Value

Semiconductors & Semiconductor Equipment (continued)
Qorvo, Inc.	10,798	$(1,050,213)	0.4%
Skyworks Solutions, Inc.	14,821	(1,534,122)	0.6
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	38,166	(3,762,786)	1.5
Teradyne, Inc.	15,296	(1,532,506)	0.6
Texas Instruments, Inc.	14,534	(2,527,172)	1.0

		(55,472,886)

Investment Companies

Equity Funds
Alerian MLP ETF	249,881	(9,365,540)	3.7
Energy Select Sector SPDR Fund	2,153	(164,898)	0.1
Industrial Select Sector SPDR Fund	1,169,996	(113,314,112)	45.5
iShares U.S. Real Estate ETF	468	(38,484)	0.0
SPDR S&P 500 ETF Trust	175,436	(73,305,933)	29.4
SPDR S&P Regional Banking ETF	880	(34,294)	0.0

		(196,223,261)

Total Reference Entity — Short		(279,377,610)

Net Value of Reference Entity — Citibank N.A		$(249,125,340)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Capital Markets
Focus Financial Partners, Inc., Class A	297,146	$15,478,335	45.1%

Software
Qualtrics International, Inc., Class A	1,139,402	20,600,388	60.0

Specialized REITs
Life Storage, Inc.	1,013,373	129,093,587	376.1

Total Reference Entity — Long		165,172,310

Reference Entity — Short

Common Stocks

Specialized REITs
Extra Space Storage, Inc.	906,969	(130,848,418)	(381.2)

Total Reference Entity — Short		(130,848,418)

Net Value of Reference Entity — Goldman Sachs Bank USA		$34,323,892

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Event Driven Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination dates September 27, 2023 to July 02, 2024:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Biotechnology
Horizon Therapeutics PLC	2,606,790	$260,757,204	24.7%
IVERIC bio, Inc.	1,780,358	67,208,514	6.4
Prometheus Biosciences, Inc.	588,278	116,890,839	11.1
Seagen, Inc.	1,166,743	228,331,605	21.6

		673,188,162

Consumer Staples Distribution & Retail
Albertsons Cos., Inc., Class A	3,037,592	61,845,373	5.9

Electronic Equipment, Instruments & Components
National Instruments Corp.	508,745	29,405,461	2.8

Entertainment
Activision Blizzard, Inc.	1,591,280	127,620,656	12.1

Life Sciences Tools & Services
Syneos Health, Inc.	1,311,850	54,572,960	5.2

Machinery
Xylem, Inc.	(0)	(44)	(0.0)

Semiconductors & Semiconductor Equipment
Tower Semiconductor Ltd	1,468,247	57,467,188	5.4

Software
VMware, Inc., Class A	1,087,853	148,263,485	14.1

Total Reference Entity — Long		1,152,363,241

Reference Entity — Short

Common Stocks

Consumer Finance
SoFi Technologies, Inc.	47,132	(327,096)	(0.1)

Entertainment
Spotify Technology SA	1,086	(161,705)	(0.0)

Financial Services
Block, Inc., Class A	2,949	(178,090)	(0.0)
Repay Holdings Corp	5,523	(34,961)	(0.0)

		(213,051)

Leisure Products
Peloton Interactive, Inc., Class A	48	(349)	(0.0)

Professional Services
Upwork, Inc.	3,998	(32,784)	(0.0)

Semiconductors & Semiconductor Equipment
Broadcom, Inc.	113,065	(91,351,997)	(8.7)

	Shares	Value	% of Basket Value

Software
Bentley Systems, Inc., Class B	28,979	$(1,413,596)	(0.1)%
BILL Holdings, Inc.	19,558	(2,025,818)	(0.2)
Box, Inc., Class A	73,377	(2,067,030)	(0.2)
RingCentral, Inc., Class A	239	(8,293)	(0.0)

		(5,514,737)

Specialty Retail
Wayfair, Inc., Class A	267	(10,766)	(0.0)

Total Reference Entity — Short		(97,612,485)

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$1,054,750,756

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date June 28, 2024:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Semiconductors & Semiconductor Equipment
NXP Semiconductors NV	252,283	$45,183,885	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$45,183,885

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination dates March 28, 2025 to April 12, 2033:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Industrial Conglomerates
Toshiba Corp.	4,769,811	$153,866,979	102.9%

Metals & Mining
Newcrest Mining Ltd.	862,607	14,551,385	9.7%

Reference Entity — Short

Common Stocks

Financial Services
Shift4 Payments, Inc., Class A	18,799	(1,179,073)	(0.8)%

Machinery
Middleby Corp.	10,979	(1,449,228)	(1.0)%

Metals & Mining
Newmont Corp.	345,042	(13,991,453)	(9.3)%

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) May 31, 2023	BlackRock Event Driven Equity Fund

	Shares	Value	% of Basket Value

Semiconductors & Semiconductor Equipment
SolarEdge Technologies, Inc.	7,902	$(2,250,727)	(1.5)%

Total Reference Entity — Short		(18,870,481)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$149,547,883

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination dates February 23, 2026 to July 6, 2028:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Raytheon Technologies Corp.	149,506	$13,775,483	(9.1)%
TransDigm Group, Inc.	67,303	52,068,966	(34.3)

		65,844,449

Building Products
Carrier Global Corp.	353,311	14,450,420	(9.5)

Chemicals
Corteva, Inc.	756,275	40,453,150	(26.7)
Dow, Inc.	112,129	5,469,653	(3.6)
DuPont de Nemours, Inc.	418,597	28,125,532	(18.6)
International Flavors & Fragrances, Inc.	190,196	14,700,249	(9.7)
Olin Corp.	71,855	3,399,460	(2.2)

		92,148,044

Health Care Providers & Services
Brookdale Senior Living, Inc.	108,375	373,894	(0.3)
Cigna Group	101,258	25,052,242	(16.5)
Elevance Health, Inc.	76,012	34,039,694	(22.5)
Humana, Inc.	103,064	51,724,729	(34.1)

		111,190,559

Health Care REITs
Welltower, Inc.	18,044	1,346,263	(0.9)

Life Sciences Tools & Services
Danaher Corp.	6,396	1,468,649	(1.0)

Machinery
Otis Worldwide Corp.	115,349	9,171,399	(6.0)

Metals & Mining
Arconic Corp.	576,055	16,653,750	(11.0)

Total Reference Entity — Long		312,273,533

Reference Entity — Short

Common Stocks

Banks
Bank of America Corp.	4,275	(118,802)	0.1

	Shares	Value	% of Basket Value

Banks (continued)
Citigroup, Inc.	2,504	$(110,978)	0.0%
JPMorgan Chase & Co.	1,121	(152,131)	0.1

		(381,911)

Chemicals
Air Products and Chemicals, Inc.	17,911	(4,820,567)	3.2
Albemarle Corp.	43,143	(8,349,465)	5.5
Eastman Chemical Co.	50,220	(3,871,460)	2.5
Ecolab, Inc.	22,650	(3,738,382)	2.5
FMC Corp.	37,630	(3,916,530)	2.6
Livent Corp.	2,190	(50,479)	0.0
LyondellBasell Industries NV, Class A	62,458	(5,342,657)	3.5
Mosaic Co.	222,051	(7,096,750)	4.7
PPG Industries, Inc.	39,009	(5,121,492)	3.4

		(42,307,782)

Commercial Services & Supplies
Republic Services, Inc.	97,983	(13,877,332)	9.2
Waste Management, Inc.	89,237	(14,449,255)	9.5

		(28,326,587)

Construction Materials
Martin Marietta Materials, Inc.	15,620	(6,217,385)	4.1
Vulcan Materials Co.	28,454	(5,562,757)	3.7

		(11,780,142)

Containers & Packaging
Avery Dennison Corp.	28,252	(4,552,244)	3.0
Ball Corp.	49,243	(2,519,272)	1.7
International Paper Co.	95,404	(2,808,694)	1.9
Sealed Air Corp.	97,987	(3,708,808)	2.4
Westrock Co.	104,092	(2,915,617)	1.9

		(16,504,635)

Health Care Providers & Services
UnitedHealth Group, Inc.	8,949	(4,360,311)	2.9

Life Sciences Tools & Services
Mettler-Toledo International, Inc.	178	(235,293)	0.1
Waters Corp.	626	(157,264)	0.1

		(392,557)

Metals & Mining
Freeport-McMoRan, Inc.	312,555	(10,733,139)	7.1
Newmont Corp.	63,303	(2,566,936)	1.7
Nucor Corp.	82,528	(10,898,648)	7.2

		(24,198,723)

Paper & Forest Products
Sylvamo Corp.	6,746	(265,927)	0.2

Investment Companies

Equity Funds
Industrial Select Sector SPDR Fund	799,842	(77,464,698)	51.1
iShares Russell 2000 ETF	140,755	(24,458,996)	16.1
iShares U.S. Real Estate ETF	39,589	(3,255,403)	2.1
Materials Select Sector SPDR Fund	273,973	(20,553,454)	13.6
SPDR S&P 500 ETF Trust	490,501	(204,955,843)	135.2
SPDR S&P Regional Banking ETF	1,876	(73,108)	0.1
VanEck Semiconductor ETF	31,554	(4,554,189)	3.0

		(335,315,691)

Total Reference Entity — Short		(463,834,266)

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Event Driven Equity Fund

	Shares	Value	% of Basket Value

Equity Funds (continued)
Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$(151,560,733)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination date May 14, 2030:

	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Health Care Equipment & Supplies
Envista Holdings Corp.	439,625	$(14,019,641)	100.0%

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$(14,019,641)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with SG Americas Securities, LLC as of period end, termination date September 5, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Financial Services
Network International Holdings PLC	1,534,000	$6,984,083	34.5%

Health Care Technology
EMIS Group PLC	70,626	1,171,988	5.8

Pharmaceuticals
Dechra Pharmaceuticals PLC	289,056	12,057,849	59.7

Total Reference Entity — Long		20,213,920

Net Value of Reference Entity — SG Americas Securities LLC		$20,213,920

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$27,092,170	$(85,941,908)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments

Swaps — OTC

Unrealized appreciation on OTC swaps	$—	$—	$27,092,170	$—	$—	$—	$27,092,170

Liabilities — Derivative Financial Instruments

Futures contracts

Unrealized depreciation on futures contracts(a)	$—	—	$9,954,289	$—	$—	$—	$9,954,289

Swaps — OTC

Unrealized depreciation on OTC swaps	—	—	85,941,908	—	—	—	85,941,908

	$—	$—	$95,896,197	$—	$—	$—	$95,896,197

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) May 31, 2023	BlackRock Event Driven Equity Fund

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$11,141,917	$—	$—	$—	$11,141,917
Swaps	—	1,579,684	(73,705,015)	—	—	—	(72,125,331)

	$—	$1,579,684	$(62,563,098)	$—	$—	$—	$(60,983,414)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(10,173,048)	$—	$—	$—	$(10,173,048)
Swaps	—	(899,896)	(68,686,950)	—	—	—	(69,586,846)

	$—	$(899,896)	$(78,859,998)	$—	$—	$—	$(79,759,894)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts

Average notional value of contracts — short	$168,215,025

Credit default swaps

Average notional value — buy protection	$12,375,000

Total return swaps

Average notional amount	$1,248,777,331

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$1,032,500	$—
Swaps — OTC(a)	27,092,170	85,941,908

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$28,124,670	$85,941,908

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,032,500)	—

Total derivative assets and liabilities subject to an MNA	$27,092,170	$85,941,908

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Event Driven Equity Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Barclays Bank PLC	$1,223,993	$—	$—	$—	$1,223,993
BNP Paribas S.A.	5,210,146	—	—	—	5,210,146
Citibank N.A.	132,471	(132,471)	—	—	—
Goldman Sachs Bank USA	1,984,899	—	—	(1,984,899)	—
JPMorgan Chase Bank N.A.	2,283,978	(2,283,978)	—	—	—
Morgan Stanley & Co. International PLC	16,256,683	—	—	(11,100,000)	5,156,683

	$27,092,170	$(2,416,449)	$—	$(13,084,899)	$11,590,822

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
Citibank N.A.	$25,950,578	$(132,471)	$—	$(25,818,107)	$—
JPMorgan Chase Bank N.A.	58,422,057	(2,283,978)	—	(56,138,079)	—
SG Americas Securities LLC	1,569,273	—	—	(1,569,273)	—

	$85,941,908	$(2,416,449)	$—	$(83,525,459)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$167,888,783	$—	$—	$167,888,783
Automobile Components	7,228,554	—	—	7,228,554
Automobiles	1,368,122	—	—	1,368,122
Banks	922,190	—	—	922,190
Biotechnology	246,843	—	—	246,843
Broadline Retail	15,050	—	—	15,050
Capital Markets	552,532	—	—	552,532
Chemicals	113,639,852	2,023,979	—	115,663,831
Commercial Services & Supplies	55,874,816	—	—	55,874,816
Consumer Finance	908,338	—	—	908,338
Diversified Consumer Services	1,081,391	—	—	1,081,391
Electronic Equipment, Instruments & Components	14,529,478	—	—	14,529,478
Entertainment	9,305,302	—	—	9,305,302
Financial Services	2,274,021	—	—	2,274,021
Food Products	2,733,402	—	—	2,733,402
Ground Transportation	3,567,200	—	—	3,567,200
Health Care Equipment & Supplies	45,299,126	—	—	45,299,126
Health Care Providers & Services	47,497,007	—	—	47,497,007
Health Care REITs	19,471,569	—	—	19,471,569
Health Care Technology	2,285,111	—	—	2,285,111

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2023	BlackRock Event Driven Equity Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Hotels, Restaurants & Leisure	$44,380,456	$—	$—	$44,380,456
Insurance	6,392	—	—	6,392
Interactive Media & Services	9,409,472	—	—	9,409,472
IT Services	17,445,915	—	—	17,445,915
Life Sciences Tools & Services	80,041,040	59,582,550	—	139,623,590
Media	14,374,409	—	—	14,374,409
Metals & Mining	26,422,728	—	—	26,422,728
Office REITs	10,900	—	—	10,900
Oil, Gas & Consumable Fuels	250,835,930	—	—	250,835,930
Personal Care Products	102,193,600	—	—	102,193,600
Pharmaceuticals	35,869,666	—	—	35,869,666
Professional Services	6,689,949	—	—	6,689,949
Retail REITs	1,147,846	—	—	1,147,846
Semiconductors & Semiconductor Equipment	44,280,919	—	—	44,280,919
Software	147,886,163	—	—	147,886,163
Specialty Retail	6,908,734	—	—	6,908,734
Textiles, Apparel & Luxury Goods	3,339,073	—	—	3,339,073
Tobacco	682,006	—	—	682,006
Trading Companies & Distributors	—	3,275,026	—	3,275,026
Wireless Telecommunication Services	7,028,573	—	—	7,028,573
Corporate Bonds	—	326,774,924	1	326,774,925
Floating Rate Loan Interests	—	178,514,499	—	178,514,499
Investment Companies	347,904,720	—	1,033,722	348,938,442
Preferred Securities
Preferred Stocks	19,858,736	22,564,569	1,084,517	43,507,822
Short-Term Securities
Money Market Funds	4,727,282,003	—	—	4,727,282,003

	$6,390,687,917	$592,735,547	$2,118,240	6,985,541,704

Investments valued at NAV(a)				61,118,517

				$7,046,660,221

Derivative Financial Instruments(b)
Assets
Equity Contracts	$—	$27,092,170	$—	$27,092,170
Liabilities
Equity Contracts	(9,954,289)	(85,941,908)	—	(95,896,197)

	$(9,954,289)	$(58,849,738)	$—	$(68,804,027)

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

May 31, 2023

BlackRock Event Driven Equity Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,063,874,581
Investments, at value — affiliated(c)	4,982,785,640
Cash	762,985
Cash pledged:
Collateral — OTC derivatives	241,960,000
Futures contracts	10,435,000
Foreign currency, at value(d)	290,818
Receivables:
Securities lending income — affiliated	37,885
Swaps	126,107,812
Capital shares sold	27,020,220
Dividends — unaffiliated	591,648
Dividends — affiliated	20,769,006
Interest — unaffiliated	6,359,942
Variation margin on futures contracts	1,032,500
Unrealized appreciation on OTC swaps	27,092,170
Prepaid expenses	194,955

Total assets	7,509,315,162

LIABILITIES
Cash received:
Collateral — OTC derivatives	13,220,000
Collateral on securities loaned	61,114,893
Payables:
Investments purchased	5,810,000
Swaps	264,619,018
Capital shares redeemed	34,213,529
Investment advisory fees	12,647,212
Directors’ and Officer’s fees	13,818
Other accrued expenses	2,099,793
Service and distribution fees	68,001
Unrealized depreciation on OTC swaps	85,941,908

Total liabilities	479,748,172

NET ASSETS	$7,029,566,990

NET ASSETS CONSIST OF:
Paid-in capital	$7,181,083,983
Accumulated loss	(151,516,993)

NET ASSETS	$7,029,566,990

(a) Investments, at cost — unaffiliated	$1,882,807,920
(b) Securities loaned, at value	$58,933,928
(c) Investments, at cost — affiliated	$4,988,177,622
(d) Foreign currency, at cost	$271,016

F I N A N C I A L S T A T E M E N T S	21

Statement of Assets and Liabilities  (continued)

May 31, 2023

BlackRock Event Driven Equity Fund

NET ASSET VALUE

Institutional
Net assets	$6,828,961,478

Shares outstanding	717,024,953

Net asset value	$9.52

Shares authorized	3,650,000,000

Par value	$0.10

Investor A
Net assets	$156,433,970

Shares outstanding	17,241,735

Net asset value	$9.07

Shares authorized	200,000,000

Par value	$0.10

Investor C
Net assets	$44,171,542

Shares outstanding	5,543,466

Net asset value	$7.97

Shares authorized	100,000,000

Par value	$0.10

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended May 31, 2023

BlackRock Event Driven Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$13,902,246
Dividends — affiliated	196,215,492
Interest — unaffiliated	27,329,639
Securities lending income — affiliated — net	1,065,509
Foreign taxes withheld	(214,004)

Total investment income	238,298,882

EXPENSES
Investment advisory	89,338,581
Transfer agent — class specific	7,545,113
Service and distribution — class specific	1,045,626
Accounting services	480,408
Registration	347,993
Professional	201,731
Custodian	199,904
Directors and Officer	78,712
Printing and postage	54,988
Miscellaneous	92,743

Total expenses	99,385,799
Less:
Fees waived and/or reimbursed by the Manager	(5,605,818)

Total expenses after fees waived and/or reimbursed	93,779,981

Net investment income	144,518,901

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(24,056,268)
Investments — affiliated	48,972
Futures contracts	11,141,917
Foreign currency transactions	(7,476,500)
Swaps	(72,125,331)

(92,467,210)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(100,345)
Investments — affiliated	(5,285,920)
Futures contracts	(10,173,048)
Foreign currency translations	(4,854,351)
Swaps	(69,586,846)

(90,000,510)

Net realized and unrealized loss	(182,467,720)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(37,948,819)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Changes in Net Assets

	BlackRock Event Driven Equity Fund
	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$144,518,901	$(67,214,034)
Net realized gain (loss)	(92,467,210)	52,471,731
Net change in unrealized appreciation (depreciation)	(90,000,510)	(169,452,349)

Net decrease in net assets resulting from operations	(37,948,819)	(184,194,652)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(197,025,960)	(205,777,969)
Investor A	(4,889,599)	(5,612,950)
Investor C	(1,310,359)	(1,653,758)

Decrease in net assets resulting from distributions to shareholders	(203,225,918)	(213,044,677)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,617,495,383)	1,292,115,104

NET ASSETS
Total increase (decrease) in net assets	(1,858,670,120)	894,875,775
Beginning of year	8,888,237,110	7,993,361,335

End of year	$7,029,566,990	$8,888,237,110

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund

	Institutional
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$9.83	$10.31	$9.70		$9.88		$9.39	$9.58

Net investment income (loss)(a)	0.17	(0.08)	(0.07)		0.00	(b)	0.11	0.07
Net realized and unrealized gain (loss)	(0.23)	(0.14)	0.98		0.14		0.56	0.20

Net increase (decrease) from investment operations	(0.06)	(0.22)	0.91		0.14		0.67	0.27

Distributions(c)
From net investment income	(0.11)	(0.04)	(0.00	)(d)	(0.05)		(0.06)	—
From net realized gain	(0.14)	(0.22)	(0.30)		(0.27)		(0.12)	(0.46)

Total distributions	(0.25)	(0.26)	(0.30)		(0.32)		(0.18)	(0.46)

Net asset value, end of period	$9.52	$9.83	$10.31		$9.70		$9.88	$9.39

Total Return(e)
Based on net asset value	(0.65)%	(2.12)%	9.60%		1.53	%(f)	7.30%	3.04%

Ratios to Average Net Assets(g)
Total expenses	1.20%	1.20%	1.23%		1.27	%(h)	1.34%	1.43%

Total expenses after fees waived and/or reimbursed	1.13%	1.16%	1.18%		1.20	%(h)	1.28%	1.36%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.13%	1.16%	1.18%		1.19	%(h)	1.25%	1.30%

Net investment income (loss)	1.78%	(0.77)%	(0.73)%		0.06	%(h)	1.11%	0.75%

Supplemental Data
Net assets, end of period (000)	$6,828,961	$8,598,511	$7,695,420		$4,779,208		$3,128,313	$786,155

Portfolio turnover rate(i)	33%	37%	64%		63%		177%	135%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)

	Investor A
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$9.39	$9.86	$9.31	$9.49		$9.03	$9.22

Net investment income (loss)(a)	0.14	(0.10)	(0.09)	(0.01)		0.08	0.03
Net realized and unrealized gain (loss)	(0.22)	(0.13)	0.93	0.13		0.54	0.22

Net increase (decrease) from investment operations	(0.08)	(0.23)	0.84	0.12		0.62	0.25

Distributions(b)
From net investment income	(0.10)	(0.02)	—	(0.03)		(0.04)	—
From net realized gain	(0.14)	(0.22)	(0.29)	(0.27)		(0.12)	(0.44)

Total distributions	(0.24)	(0.24)	(0.29)	(0.30)		(0.16)	(0.44)

Net asset value, end of period	$9.07	$9.39	$9.86	$9.31		$9.49	$9.03

Total Return(c)
Based on net asset value	(0.94)%	(2.33)%	9.24%	1.40	%(d)	7.04%	2.86%

Ratios to Average Net Assets(e)
Total expenses	1.44%	1.46%	1.48%	1.52	%(f)	1.59%	1.69%

Total expenses after fees waived and/or reimbursed	1.37%	1.43%	1.43%	1.45	%(f)	1.53%	1.63%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.37%	1.43%	1.42%	1.44	%(f)	1.51%	1.59%

Net investment income (loss)	1.50%	(1.03)%	(0.97)%	(0.17	)%(f)	0.86%	0.31%

Supplemental Data
Net assets, end of period (000)	$156,434	$221,644	$222,327	$161,797		$130,066	$31,321

Portfolio turnover rate(g)	33%	37%	64%	63%		177%	135%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Excludes underlying investments in total return swaps.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)

	Investor C
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$8.29	$8.75	$8.33	$8.53		$8.15		$8.37

Net investment income (loss)(a)	0.06	(0.15)	(0.14)	(0.05)		0.01		(0.03)
Net realized and unrealized gain (loss)	(0.18)	(0.12)	0.82	0.12		0.49		0.19

Net increase (decrease) from investment operations	(0.12)	(0.27)	0.68	0.07		0.50		0.16

Distributions(b)
From net investment income	(0.06)	—	—	—		(0.00	)(c)	—
From net realized gain	(0.14)	(0.19)	(0.26)	(0.27)		(0.12)		(0.38)

Total distributions	(0.20)	(0.19)	(0.26)	(0.27)		(0.12)		(0.38)

Net asset value, end of period	$7.97	$8.29	$8.75	$8.33		$8.53		$8.15

Total Return(d)
Based on net asset value	(1.52)%	(3.17)%	8.45%	0.93	%(e)	6.30%		2.06%

Ratios to Average Net Assets(f)
Total expenses	2.20%	2.20%	2.23%	2.25	%(g)	2.30%		2.44%

Total expenses after fees waived and/or reimbursed	2.13%	2.16%	2.17%	2.18	%(g)	2.24%		2.37%

Total expenses after fees waived and/or reimbursed and excluding interest expense	2.13%	2.16%	2.17%	2.17	%(g)	2.21%		2.33%

Net investment income (loss)	0.74%	(1.77)%	(1.72)%	(0.91	)%(g)	0.15%		(0.42)%

Supplemental Data
Net assets, end of period (000)	$44,172	$68,083	$75,615	$64,196		$44,288		$8,316

Portfolio turnover rate(h)	33%	37%	64%	63%		177%		135%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Event Driven Equity Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years
(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2023, certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had no unfunded floating rate loan interests.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	(a)	Net Amount	(b)
Goldman Sachs & Co. LLC	$25,149,613	$(25,149,613)	$—		$—
J.P. Morgan Securities LLC	3,094,982	(3,094,982)	—		—
Jefferies LLC	51,114	(50,400)	—		714
Morgan Stanley	30,635,527	(30,635,527)	—		—
SG Americas Securities LLC	2,692	(2,600)	—		92

	$58,933,928	$(58,933,122)	$—		$806

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of May 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	1.20%
$1 billion - $3 billion	1.13
$3 billion - $5 billion	1.08
$5 billion - $10 billion	1.04
Greater than $10 billion	1.02

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution — class specific	$488,558	$557,068	$1,045,626

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2023, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Total
Reimbursed amounts	$16,689	$2,341	$1,056	$20,086

For the year ended May 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Total
Transfer agent — class specific	$7,335,735	$158,797	$50,581	$7,545,113

Other Fees: For the year ended May 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $3,407.

For the year ended May 31, 2023, affiliates received CDSCs as follows:

Share Class	Amounts
Investor A	$28,920
Investor C	6,733

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2023, the amount waived and/or reimbursed was $4,421,130.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds, and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2023, the Manager waived $1,184,688 in investment advisory fees pursuant to this arrangement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C

1.38%	1.65%	2.39%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2023, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2023, the Fund retained 81% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 81% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended May 31, 2023, the Fund paid BIM $243,313 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2023, the Fund did not participate in the Interfund Lending Program.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2023, purchases and sales of investments, excluding short-term securities, were $1,153,460,620 and $691,912,985, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	Year Ended 05/31/23	Year Ended 05/31/22

Ordinary income	$189,235,067	$175,576,463
Long-term capital gains	13,990,851	37,468,214

	$203,225,918	$213,044,677

As of May 31, 2023, the tax components of accumulated net earnings (loss) were as follows:

Fund Name	Net Unrealized Gains (Losses)(a)	Qualified late-year losses(b)	Total
BlackRock Event Driven Equity Fund	$968,363	$(152,485,356)	$(151,516,993)

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the accounting for swap agreements, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and constructive sales.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Event Driven Equity Fund	$6,896,235,206	$336,523,487	$(332,280,337)	$4,243,150

9.	BANK BORROWINGS

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2023, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Fund invests.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Fund may be exposed to financial instruments that are tied to the LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. All other LIBOR settings and certain other interbank offered rates ceased to be published after December 31, 2021. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. The Federal Reserve Board adopted regulations that provide a fallback mechanism by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/23		Year Ended 05/31/22

Share Class	Shares	Amount	Shares	Amount

Institutional
Shares sold	240,470,815	$2,352,853,142	395,368,237	$3,923,468,750
Shares issued in reinvestment of distributions	15,788,747	152,234,394	16,346,953	162,325,238
Shares redeemed	(413,859,500)	(4,041,159,735)	(283,244,338)	(2,800,665,714)

	(157,599,938)	$(1,536,072,199)	128,470,852	$1,285,128,274

Investor A
Shares sold and automatic conversion of shares	6,264,694	$58,415,349	10,654,822	$101,107,707
Shares issued in reinvestment of distributions	512,669	4,717,626	576,115	5,473,095
Shares redeemed	(13,152,013)	(122,739,221)	(10,158,253)	(96,163,496)

	(6,374,650)	$(59,606,246)	1,072,684	$10,417,306

Investor C
Shares sold	567,914	$4,697,958	2,821,343	$23,769,405
Shares issued in reinvestment of distributions	159,990	1,296,378	194,213	1,641,104
Shares redeemed and automatic conversion of shares	(3,392,363)	(27,811,274)	(3,449,666)	(28,840,985)

	(2,664,459)	$(21,816,938)	(434,110)	$(3,430,476)

	(166,639,047)	$(1,617,495,383)	129,109,426	$1,292,115,104

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Event Driven Equity Fund and the Board of Directors of BlackRock Large Cap Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Event Driven Equity Fund of BlackRock Large Cap Series Funds, Inc. (the “Fund”), including the schedule of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, for the period from October 1, 2019 through May 31, 2020, and for each of the two years in the period ended September 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the period from October 1, 2019 through May 31, 2020, and for each of the two years in the period ended September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	39

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law is hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2023:

Fund Name	Qualified Dividend Income

BlackRock Event Driven Equity Fund	$7,478,409

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended May 31, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends

BlackRock Event Driven Equity Fund	$13,990,894

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Event Driven Equity Fund	3.30%

The Fund hereby designates the following amount, or maximum amount allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2023:

Fund Name	Qualified Short-Term Capital Gains Dividends

BlackRock Event Driven Equity Fund	$97,583,622

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Corporation, on behalf of BlackRock Event Driven Equity Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	41

Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for each of the one-, three- and five-year periods reported, the Fund underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return target during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Corporation, on behalf of the Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	43

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 167 Portfolios	None

Susan J. Carter 1956	Director (Since 2016)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.

			28 RICs consisting of 167 Portfolios	None

Collette Chilton 1958	Director (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 167 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 167 Portfolios	None

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Lena G. Goldberg 1949	Director (Since 2019)

Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 167 Portfolios	None

Henry R. Keizer 1956	Director (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 167 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 167 Portfolios	None

Donald C. Opatrny 1952	Director (Since 2019)

Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.

			28 RICs consisting of 167 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	45

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Kenneth L. Urish 1951	Director (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 167 Portfolios	None

Claire A. Walton 1957	Director (Since 2016)

Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.

			28 RICs consisting of 167 Portfolios	None

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 268 Portfolios	None

John M. Perlowski 1964(e)	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 270 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)

Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	47

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)	Officers of the Corporation serve at the pleasure of the Board.

Further information about the Corporation’s Directors and Officers is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

  Effective December 31, 2022, Joseph P. Platt retired as a Director of the Corporation.

  Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Corporation.

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	49

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Accounting Agent and Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon Investment Servicing (US) Inc.	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Corporation
100 Bellevue Parkway
Wilmington, DE 19809

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

GBP	British Pound

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

OTC	Over-the-Counter

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depository Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	51

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDE-5/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Event Driven Equity Fund	$41,616	$39,984	$44	$213	$35,000	$24,000	$218	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Event Driven Equity Fund	$35,262	$24,213

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: July 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: July 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc.

Date: July 21, 2023